UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2008

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

In connection with Target Corporation reclassifying certain costs from Selling, General and Administrative Expenses (SG&A) to Cost of Sales and reporting financial results in two segments beginning with the first quarter of fiscal 2008 ended May 3, 2008, we are filing herewith quarterly and full-year historical information for the three most recently completed fiscal years reflecting the impact of the reclassification and results for our two segments, Retail and Credit Card.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

(99)A      Historical information for fiscal 2005, 2006 and 2007 reflecting the impact of the reclassification of costs from SG&A to Cost of Sales on previously reported financial results.

(99)B       Historical information for fiscal 2005, 2006 and 2007 presented in a format consistent with Target Corporation’s current Retail Segment and Credit Card Segment format.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date:	June 6, 2008	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer